                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                              WASHINGTON, DC 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 23, 2002

                               USA BROADBAND, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    000-29433                   84-1592698
(State or jurisdiction of        (Commission File              (IRS Employer
      Incorporation)                  Number)                  Incorporation)

                                1111 ORANGE AVE.
                               CORONADO, CA 92118
                    (Address of principal executive offices)

                                 (619) 435-2929
              (Registrant's telephone number, including area code)

                           921 TRANSPORT WAY, SUITE 4
                               PETALUMA, CA 94954
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 23, 2002 USA Broadband, Inc., a Delaware corporation ("USAB") through a wholly-owned subsidiary Cable Concepts, Inc., a Washington corporation ("CCI") entered into a contract for the sale of certain Rights of Entry Agreements and related equipment and assets to Digital Service, Inc., a Washington corporation ("DSI"). The transaction was effective as of December 1, 2002, and covered 55 cable properties in several states with approximately 1,900 subscribers.

The aggregate purchase price is $1,685,268, which is comprised primarily of debt assumption by DSI. DSI assumed the USAB note payable to Pacifica Bank in the amount of $1,592,378, and assumed a credit card debt in the amount of $14,472. Other debt assumed included accounts payable in the amount of $78,418.

In addition, CCI transferred a property in the State of Washington to DSI in exchange for the assumption of a debt owed by CCI to a third party in the amount of $120,732.

The President of DSI is Jay Gordon who was the former President and majority owner of CCI prior to its purchase by USAB in July 2001. Mr. Gordon is a shareholder of USAB.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information

     The following unaudited pro forma financial statements for USA Broadband, Inc., are prepared pursuant to Article 11 of Regulation S-X.

     The Pro Forma Combined Balance Sheet for December 31, 2002 has not been included since the transaction was completed prior to the filing of the 10-QSB for the quarter ended December 31, 2002.

     Pro Forma Statement of Operations for the six months ended December 31,
2002

     Pro Forma Statement of Operations for the year ended June 30, 2002

     Notes to Pro Forma Combined Financial Information

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the transaction been consummated at the beginning of the period indicated.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto, included elsewhere in this Form 8-K and in USA Broadband's Form 10-KSB and Form 10-QSB.

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                               USA Broadband, Inc.
                        Pro Forma Statement of Operations

                                      For the 9 months
                                           ending               Pro Forma           Pro Forma
                                       June 30, 2002           Adjustments           Balance
                                      ----------------       ----------------    ----------------
Revenue                               $      2,995,000(1)            (536,000)   $      2,459,000
Cost of Revenues                               712,000(1)             (91,000)            621,000
                                      ----------------                           ----------------
Gross Profit                                 2,283,000                                  1,838,000

Selling, General & Administrative            6,656,000(1)            (109,000)          6,547,000
Depreciation                                 1,314,000(1)            (193,000)          1,121,000
Impairment of long-lived assets              9,850,000                                  9,850,000
                                      ----------------                           ----------------
   Total Operating Expenses                 17,820,000                                 17,518,000
                                      ----------------                           ----------------
       Loss from Operations                (15,537,000)                               (15,680,000)

Other Income (Expense)                        (399,000)                                  (399,000)

            Net Loss                  $    (15,936,000)                          $    (16,079,000)
                                      ================                           ================

Pro forma Net Loss per Share          $          (2.97)                          $          (2.99)
                                      ================                           ================

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

     (1) To record the reduction in revenue and expenses as if the cable properties had been sold as of the beginning of the period presented. The costs eliminated were expenses directly attributable to these properties including programming, payroll and depreciation.

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                               USA Broadband, Inc.
                        Pro Forma Statement of Operations

                                           For the 6 months
                                                ending
                                             December 31,            Pro Forma           Pro Forma
                                                 2002                Adjustments           Balance
                                           ----------------       ----------------    ----------------
Revenue                                    $        344,000                                    344,000
Cost of Revenues                                    230,000                                    230,000
                                           ----------------                           ----------------
Gross Profit                                        114,000                                    114,000

Selling, General & Administrative                 2,084,000                                  2,084,000
Depreciation                                        365,000                                    365,000
Impairment of long-lived assets
                                           ----------------                           ----------------
   Total Operating Expenses                       2,449,000                                  2,449,000
                                           ----------------                           ----------------
       Loss from Operations                      (2,335,000)                                (2,335,000)

Other Income (Expense)                             (328,000)                                  (328,000)

Income (loss) from discontinued
operations                                          554,000(2)             (10,000)            544,000
Income (loss) from disposal of assets            (3,984,000)                                (3,984,000)

              Net Loss                           (6,093,000)                                (6,103,000)
                                           ================                           ================

Pro forma Net Loss per Share                           (.94)                                      (.94)
                                           ================                           ================

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

     (2) To record the reduction in revenue and expenses as if the cable properties had been sold as of the beginning of the period presented. The costs eliminated were expenses directly attributable to these properties. Revenues for the 6 months, attributable to the systems were $215,000 and the costs associated with programming, payroll and depreciation were $205,000.


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(c) Exhibits

EXHIBIT NUMBER          DESCRIPTION
      2.1 Asset Purchase and Sale Agreement by and between Digital Service, Inc. and Cable Concepts, Inc., a wholly owned subsidiary of USA Broadband, Inc., dated December 23, 2002.

      99        Press release dated January 17, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USA BROADBAND, INC.


                                        By: /s/ Grant Miller
                                            ------------------------------------
                                            Its: Principal Executive Officer


March 6, 2003